National City.	Treasury Management
GLOBAL WIRE TRANSFER PRODCUT GUIDE

Global Wire Transfer With National City’s Global Wire Transfer Service, domestic and international funds transfers are moved quickly and securely.

CONTENTS

•	Product Description
•	Product Supplement
•	Operating & Processing Guidelines

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National City.	Treasury Management
GLOBAL WIRE TRANSFER PRODCUT GUIDE

SECTION 1. Product Description

National City’s global wire transfer service provides you with a fast and secure method of moving funds between National City and virtually any other bank in the world. National City utilizes Intranet’s MTS software to provide a highly automated and secure interface with the Federal Reserve’s wire transfer system for U.S. dollar domestic funds transfers, and utilizes the Society for Worldwide Interbank Financial Telecommunications (SWIFT) network and our extensive correspondent bank network for international U.S. dollar and foreign-denominated funds transfers.

The Federal Reserve’s wire transfer system (Fedwire) is a real-time method of transferring immediate credit funds and supporting information between two financial institutions using their respective Federal Reserve accounts.

Fedwire is both a communication and settlement system. Funds are moved almost instantaneously once the originating bank has received the wire instructions. The transaction is final once it has been sent by the originating bank and receipt is confirmed by the Fed. This payment finality feature is one of the major reasons companies use Fedwire for large dollar payment obligations.

SWIFT is a cooperative society of depository institutions worldwide whose purpose is to provide a reliable and secure messaging and payment order network. SWIFT carries payment instructions between depository institutions, but is not a true funds transfer system like Fedwire. Messages are transferred requesting debits and credits to correspondent bank accounts. Each SWIFT member settles its own funds through Fedwire, correspondent accounts, or other means.

There are three types of outgoing wire entries:

•
 Semi-repetitive: National City initiates a recurring outgoing wire transfer by use of a repeat code (alpha/numeric identifier) and the dollar amount of the wire. This repeat code, or “bank-maintained template”, is associated with pre-established transfer instructions set up in National City’s database. Optional additional variable data can be associated with the dollar transfer, such as an invoice or contract number. Semi-repetitive wires are used for recurring payments when additional payment data must accompany the dollar transfer.

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•
Non-repetitive: These are also called “free-form” wires since you must provide all transfer instructions to effect the wire, such as debit account, beneficiary bank, beneficiary account and account title, SWIFT (also referred to as BIC) code, if applicable, dollar value of transfer and other optional variable payment data. Non-repetitive wires are used for the occasional, non-recurring outgoing wire.

•	Drawdown or Reverse Wire: An outgoing debit wire where funds are withdrawn from an account at another U.S. financial institution and credited to a National City account.

Verbal Wire Initiation

Authorized Client Representatives may initiate via telephone instruction, repetitive, non-repetitive, or drawdown transfers. A personal identification number (PIN) is assigned to each caller at the time of setup to ensure that transfer requests are initiated by an authorized individual. All phone conversations are recorded, and confirmation callbacks on selected transfers prior to release of the transfers are standard security procedures.

Customer Electronic Initiated Wire Service. (Initiated via EXACT for Windows or exact423b). (See the EXACT for Windows and exact4web Product Guides for details). You may utilize EXACT for Windows wire initiation service, which allows for direct contact with the back office wire transfer system through a personal computer for U.S. dollar domestic or international funds transfers. It includes the ability to establish Customer Maintained semi-repetitives, in addition to the three types of outgoing wires noted above. Transfers can be initiated, reviewed, approved and released for current day value, for up to 30 days in the future.

A Payments File Imports service is also available, which allows you to import wire instructions from a file generated by another system.

To ensure maximum control of your corporate cash flow, this system provides an inquiry capability, which allows access to both wire activity detail and current wire account balances. Information regarding the number of outstanding wires awaiting secondary authorization and approved future-dated wires are also available.

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GLOBAL WIRE TRANSFER PRODCUT GUIDE

When you use EXACT for Windows, you are assigned a unique identification code and your Client Representatives select passwords, which are required to initiate transfer requests as part of National City’s standard security procedures.

Using exact4web Wire Transfer, you can initiate U.S. Dollar domestic and international wire transfers via the Web. You can initiate semi-repetitive, non-repetitive and customer-maintained repetitive wire transfers through exact4web.

Once you release them, initiated wires are processed directly by the back office system, and a reference number is provided back to you.

Batchwire Interface Service

If you have a high volume of wire transfers (+/- 1000 wires a month) you may wish to utilize National City’s Batchwire Interface service (BWI) which enables a file, in a specified format for initiation of all wire types, to be transmitted for processing in the Intranet system.

Standing Transfer Order (STO)

The STO option of National City’s global wire transfer system provides the ability to create repetitive transactions that are generated automatically at about 9:00 AM ET according to a pre-set schedule and formula based on your instructions. There are various options for scheduling the transfers and for determining or calculating the dollar amount of the transfer.

One of three scheduling methods may be used: day of the week, day of the month, or the first and/or last Business Day of the month. The STO can be a fixed amount, or a variable amount based on the current available account balance at the time of the transfer. A peg balance can be maintained for any account and increments of the variable amount can be specified. If a specified day of the month for the STO falls on a holiday or weekend, the transfer will occur on the first available Business Day following that date.

The STO service works well for clients who use National City as a regional lockbox or concentration bank, where the primary banking relationship is maintained elsewhere. The existence of STO service eliminates the need for daily communication of wire transfer instructions to National City.

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Fax Notification Service

Information on incoming wires can be faxed immediately after receipt and processing to one or multiple locations you specify.

SECTION II. Produce Supplement

Client Representatives; Security Administrator

You must complete the Wire Transfer Designation of Client Representatives Setup & Security Administration Form to designate the individuals authorized to request and confirm transfer requests (“Client Representatives”) and a Security Administrator, the accounts as to which each Client Representative may act, and other information as set forth in the Setup Form. It is your responsibility to update the Setup Form, as circumstances require.

Security Procedures

National City’s Commercially Reasonable Security Procedures for Verification of Authenticity of Wire Transfers (“Security Procedures”) are provided in Section III. By using National City’s wire transfer services, you accept that the Security Procedures are commercially reasonable. National City may modify the Security Procedures at such time or times and in such manner as National City, in its absolute discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use National City’s wire transfer services after receipt of any modification of the Security Procedures, you acknowledge that the Security Procedures, as modified, are commercially reasonable.

Execution

National City will execute wire transfer instructions in any order convenient to National City and will select the means and routes for the transfer of funds as National City, in its sole discretion, considers appropriate.

Rejection

We reserve the right to reject or cancel a wire transfer for any reason including the inability to verify a wire transfer request as outlined in the Security Procedures. National City will make a reasonable effort to notify you of such rejection, but National City will not be liable for any failure to provide such notice.

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Processing Date

National City will act upon all transfer requests on the Business Day received, when received prior to the Processing Deadlines set forth in Section III (as modified from time to time by National City). Any requests received after the Processing Deadlines will be processed no later than the following Business Day on which wire transfers are processed.

Cancellation of Transfers

You do not have the right to amend or cancel a transfer request after National City has received it. Transfer requests cannot be amended and instead must be cancelled, if possible, and reissued. National City will make a reasonable effort to act on the request of a Client Representative for cancellation of a transfer request prior to the time that National City executes it, but National City will not be liable if the cancellation is not effected. In the event a wire transfer is cancelled pursuant to a request or is not processed for any other reason, National City will promptly charge or credit the appropriate amount to he designated account with National City, when and to the extent funds are received, after deducting from the initial wire transfer amount any fees, charges, and expenses incurred by National City in connection with the cancellation. If the wire transfer is payable in a foreign currency, you assume the risk of any fluctuations in the applicable foreign exchange rate and the amount of the credit shall be the amount in U.S. dollars that can be purchased by the initial wire transfer amount under the then applicable foreign exchange rate.

Beneficiary Information

If a transfer request describes the intende3d beneficiary inconsistently by name and account number, then payment to the beneficiary’s bank might be made on the basis of the account number even if it identifies a person different from the named beneficiary (autopost). If you are the originator of a wire transfer request containing an inconsistent name and account number, and the beneficiary’s bank, including National City, without the knowledge of the inconsistency, makes payment on the basis of the account number, then you are obligated to pay the amount which is directed to the account number given.

Risk

Any transfer requested is to be issued or accomplished at your sole risk and is subject to all laws, rules, or decrees of any domestic or foreign government, bank, postal authority, or other agency, which are in force at the time the transfer is made.

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Undefined Terms

Unless the context requires otherwise, any terms not defined in this Product Supplement shall have the meanings set forth in Article 4A of the Uniform Commercial Code as adopted in the State of Ohio.

Passwords/Codes

You are fully responsible for any transactions resulting from any party’s use of initial passwords and from any party’s use of replacement passwords. Without limiting the foregoing, National City will not be liable for any losses, damages, or expenses (including attorney’s fees) resulting from the execution of transfer requests provided to National City from unauthorized persons accompanied by an initial password and/or replacement passwords.

Hardware

You will supply hardware at your place of business and at your expense maintain such hardware in good working order, and be responsible for the security and confidentiality of all matters related thereto, including but not limited to the use of all identification codes and passwords. The hardware shall conform to the standards in effect by National City.

SECTON III. Operating & Processing Guidelines

COMMERCIALLY REASONABLE SECURITY PROCEDURES FOR VERIFICATION OF

AUTHENTICITY OF WIRE TRANSFERS

All wire transfers must be initiated in accordance with National City’s operational procedures, as those procedures may be established and changed from time to time.

Data Encryption is a standard feature of EXACT for Windows for wire transfer requests.

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GLOBAL WIRE TRANSFER PRODCUT GUIDE

Verbal (telephone)

•
All verbal requests must be initiated using a personal identification number (PIN) which has been issued by National City in good faith for each Client Representative designated from time to time. Any such wire transfer request initiated with an incorrect or invalid PIN will not be accepted.

•	Selected wire transfer requests will be verified by callback to a designated Client Representative. National City will verify the following information when it calls a Client Representative:

-	Name of the person requesting the transfer

-	Amount of the transfer

-	Account to be debited

-	Account to be credited

-	Receiving financial institution

•
The Security Administrator will receive separate sealed, confidential envelopes, which will contain each Client Representative’s verbal PIN. The envelopes will be sent to the attention of the Security Administrator by such method as National City deems appropriate.

EXACT for Windows

•
Client’s Security Administrator will assign unique operator identification codes and initial passwords for each Client Representative. Each Client Representative will use this initial password to gain access to the EXACT for Windows software, and each Client Representative will then input a replacement password. This replacement password, and all replacement passwords subsequently generated by each Client Representative, will then be known only by such Client Representative and, thereafter, used only by such Client Representative to gain access to the EXACT for Windows software.

•
The initiation of all wire transfer requests can be completed only by using a unique company identification code, known as the Challenge ID and password. National City will assign the Challenge ID and initial password. The first time a Client representative attempts to complete a wire transfer request, the Client Representative will use the initial password and be prompted for a replacement password. This replacement password, and all replacement passwords subsequently generated, will then be used by all Client Representatives to complete the initiation of wire transfer requests. Any wire transfer request initiated with an in correct or invalid password will not be accepted. Any individual designated on the Authorized Client Secure Administration Representative Setup Form will receive a separate sealed, confidential envelope, which will contain Client’s Challenge ID and initial password. The envelope will be sent to the attention of that individual’s attention by such method as National City deems appropriate.

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GLOBAL WIRE TRANSFER PRODCUT GUIDE

•	Selected transfer requests will be verified by a callback to a Client Representative. National City will verity the following information when it calls the Client Representative:

-	Amount of the transfer

-	Account to be debited

-	Account to be credited

-	Receiving financial institution

Exact4web Wire Transfer

•
Client’s Security Masters will assign a unique operator identification code (Sub ID) for each exact4web Wire Transfer user (User). Each User will use this Sub ID to gain initial access to exact4web Wire Transfer, and each User will then generate a password to be used in conjunction with the Sub ID. The Sub ID, the initial password, and all replacement passwords subsequently generated by each User, will then be known only by such User and, thereafter, used only by such User to gain access to the exact4web Wire Transfer system.

•
The release of wire transfers for processing by National City can be completed only by using a token and a PIN. Each User must log in to exact4web Wire Transfer and generate a PIN to be used in conjunction with the token. Any attempt to release a wire transfer without a PIN or with an incorrect or invalid PIN in conjunction with the token will not be accepted.

International Wires

International U.S. dollar and foreign-denominated outgoing wires must include the SWIFT (also referred to as BIC) code, or, if it is not available, the beneficiary bank’s name, city and country must be provided. Settlement for international wires will occur one business day prior to the effective date of the wire or the day the SWIFT instructions are sent, whichever occurs first.

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GLOBAL WIRE TRANSFER PRODCUT GUIDE

GLOBAL WIRE TRANSFER
PROCESSING DEADLINES
ALL TIMES ARE EASTERN

Transfer requests must be transmitted to National City in compliance with the format requirements and deadlines established by National City as they may be modified from time to time.

Domestic

•	Verbal Outgoing Wires	4:30 PM ET on each Business Day
•	EXACT for Windows Outgoing	5:00 PM ET on each Business Day
•	Exact4web Wire Transfer	5:00 PM ET on each Business Day
•	Incoming Wires	6:30 PM ET on each Business Day
•	EXACT for Windows Inquiry	7:30 AM ET - 12:00 Midnight ET on each Business Day
•	Exact4web Wire Transfer Inquiry	6:00 AM ET - 9:00 PM ET on each Business Day

International

•	Verbal Outgoing Wires
-	U.S. Dollar	4:30 PM ET on each Business Day
-	Canadian (Today’s Value)	11:30 AM ET on each Business Day
-	Foreign-denominated	4:30 PM ET on each Business Day for all (Next Day Value) currencies except Thai Bhat which is for 2-day value
•	EXACT for Windows Outgoing	5:00 PM ET on each Business Day for U.S. Dollar
(foreign-denominated not available)
•	Exact4web Wire Transfer	5:00 PM ET on each Business Day for U.S. Dollar
(foreign-denominated not available)
•	Incoming Wires-Same Day Value
	U.S. Dollar	6:30 PM ET on each Business Day
	Foreign-denominated	2:30 PM ET on each Business Day
•	EXACT for Windows Inquiry	7:30 AM ET-12:00 Midnight on each Business Day
•	Exact4web Wire Transfer Inquiry	6:00 AM ET-9:00 PM ET on each Business Day

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